(IF AN ORIGINAL ISSUE, PLACE REVENUE STAMPS ON REVERSE SIDE OF THIS STUB.)

CERTIFICATE NUMBER 1

FOR 3,133.64 SHARES

DATED November 14, 2008

ISSUED TO United States Department of Treasury

FROM WHOM TRANSFERRED Original Issue

DATED November 14,2008

NUMBER ORIGINAL CERTIFICATE

NUMBER ORIGINAL SHARES

NUMBER OF SHARES TRANSFERRED

RE-ISSUED IN CERTIFICATE NO.

RECEIVED CERTIFICATE NO. 1

FOR 3,133.64 SHARES

DATED November 14, 2008

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NEW YORK OR IN WILSON, NORTH CAROLINA

NUMBER 1

INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

SHARES 3,133.64

BB&T CORPORATION

4000111572

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that UNITED STATES DEPARTMENT OF TREASURY is the owner of Three Thousand One Hundred Thirty Three and 64/100 fully paid and non-assessable shares of the par value of $5.00 each of

Fixed Rate Cumulative Perpetual Preferred Stock, Series C

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated November 14, 2008

COUNTERSIGNED AND REGISTERED:
BRANCH BANKING AND TRUST COMPANY
(WILSON, NORTH CAROLINA)
Transfer Agent and Registrar

Richard S. Taylor
Authorized Signature

Frances B. Jones, Executive Vice President, General Counsel, Corporate Secretary and Chief Corporate Governance Officer

Christopher L. Henson
Christopher L. Henson, Senior Executive Vice President and Chief Financial Officer

"THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. EACH PURCHASER OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT IS NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. ANY TRANSFEREE OF THE SECURITIES REPRESENTED BY THIS INSTRUMENT BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THE SECURITIES REPRESENTED BY THIS INSTRUMENT EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT WHICH IS THEN EFFECTIVE UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) TO THE ISSUER OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND."

For value Received ______ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____

____

of the Shares represented by the within Certificate and do hereby irrevocably constitute and appoint

______________________________ *Attorney*

to transfer the said Shares on the Books of the within named Company with full power of substitution in the premises

Dated ______________, ______

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.